U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 17, 2004



                              ZKID NETWORK COMPANY
             (Exact Name of registrant as specified in its Charter)




       Nevada                       0-29981                  91-2027724
----------------------        ------------------         -----------------
State of Incorporation        Commission File No.        I.R.S. Employer
                                                         Identification No.

666 Dundee Road, #705,     Northbrook, IL           60062
------------------------------------------          -----

(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,(   847   )      509      -     4200
                               ---------   -----------     ----------




                     (Registrant's former name and address)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

      Item 9.01      Financial Statements and Exhibits

      (a)   Financial statements of businesses acquired. N/A

      (b) Pro forma financial information. The Pro Forma financial statements reflect the acquisition of the MomsandDads.com website and related assets and the allocation of the purchase price on the basis of fair market value of the acquired assets.

            (1) Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004 (Unaudited)
            (2) Pro Forma Condensed Consolidated Statement of Operations as of March 31, 2004
            (3) Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004

      (c)   Exhibits

            *2.0 Purchase and Sale Agreement between Zkid Network Company and USURF Communications, Inc. dated May 26, 2004

            *10.0 Registration Rights Agreement granted to USURF Communications,
                  Inc., a Colorado corporation dated May 26, 2004

* Previously filed on June 21, 2004 with the Current Report on Form 8-K.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ZKID NETWORK COMPANY
Dated: October 5, 2004

                                                /s/ Mitchell Lederer
                                                --------------------
                                                By: Mitchell Lederer
                                                Title: CEO


                       ZKID NETWORK COMPANY AND SUBSIDIARY
                        (FORMERLY E.KIDNETWORK.COM, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004
                                   (UNAUDITED)


                                                         ZKid
                                                       Network
                                                     Company and
                                                      Subsidiary
                                                    (as reported)    Adjustment        Pro Forma
                                                     -----------    -----------       -----------
                       ASSETS

Current Assets
  Cash                                               $   135,963    $      --         $   135,963
  Prepaid expense                                         21,333           --              21,333
                                                     -----------    -----------       -----------
       Total Current Assets                              157,296           --             157,296
                                                     -----------    -----------       -----------

Furniture and Equipment                                    6,796         55,000 (1)        61,796
                                                     -----------    -----------       -----------

Other Assets
  Customer list (net)                                       --          385,000 (1)          --
                                                                        (19,250)(2)       365,750
  Deposits                                                 4,317           --               4,317
                                                     -----------    -----------       -----------
       Total Other Assets                                  4,317        365,750           370,067
                                                     -----------    -----------       -----------

       Total Assets                                  $   168,409    $   420,750       $   589,159
                                                     ===========    ===========       ===========

       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable and accrued liabilities           $   526,434    $      --         $   526,434
  Notes payable - stockholders                           554,250           --             554,250
  Due to stockholders                                     11,436           --              11,436
                                                     -----------    -----------       -----------
       Total Current Liabilities                       1,092,120           --           1,092,120
                                                     -----------    -----------       -----------

Stockholders' Deficit
  Preferred stock                                          1,000              -             1,000
  Common stock                                            11,945            390 (1)        12,335
  Additional paid-in capital                           4,800,282        439,610 (1)     5,239,892
  Subscription receivable                                (20,250)             -           (20,250)
  Stock issued at less than par value                     (2,683)             -            (2,683)
  Accumulated deficit during development stage        (5,714,005)       (19,250)(2)    (5,733,255)
                                                     -----------    -----------       -----------
       Total Stockholders' Deficit                      (923,711)       420,750          (502,961)
                                                     -----------    -----------       -----------
       Total Liabilities and Stockholders' Deficit   $   168,409    $   420,750       $   589,159
                                                     ===========    ===========       ===========


            See Noted to Pro Forma Consolidated Financial Statements


                         ZKID NETWORK CO. AND SUBSIDIARY
                        (FORMERLY E.KIDNETWORK.COM, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                   (UNAUDITED)


                                             ZKid
                                           Network
                                         Company and
                                          Subsidiary
                                        (as reported)      Adjustment           Pro Forma
                                        -------------    -------------        -------------
Revenues                                $        --      $        --          $        --
                                        -------------    -------------        -------------

Expenses
  Consulting                                1,664,750             --              1,664,750
  Selling, general and administrative         173,711             --                173,711
  Officer's compensation                       30,000             --                 30,000
  Depreciation and amortization                   658           19,250 (2)           19,908
                                        -------------    -------------        -------------
     Total Expenses                         1,869,119           19,250            1,888,369
                                        -------------    -------------        -------------

Net loss                                $  (1,869,119)   $     (19,250)       $  (1,888,369)
                                        =============    =============        =============

Earnings (loss) per common share        $       (0.02)                        $       (0.02)
                                        =============                         =============

Weighted average number of shares
   outstanding                            112,008,598                           116,008,598
                                        =============                         =============









            See Noted to Pro Forma Consolidated Financial Statements


                         ZKID NETWORK CO. AND SUBSIDIARY
                        (FORMERLY E.KIDNETWORK.COM, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                             ZKid
                                           Network
                                         Company and
                                          Subsidiary
                                        (as reported)      Adjustment          Pro Forma
                                        -------------    -------------       -------------
Revenues                                $        --      $        --         $        --
                                        -------------    -------------       -------------

Expenses
  Consulting                                1,689,667             --             1,689,667
  Selling, general and administrative         122,631             --               122,631
  Research and development                     55,500             --                55,500
  Officer's compensation                      315,000             --               315,000
  Depreciation and amortization                14,751           77,000 (2)          91,751
                                        -------------    -------------       -------------
     Total Expenses                         2,197,549           77,000           2,274,549

Other income - Gain on settlement              42,500             --                42,500
                                        -------------    -------------       -------------

Net loss                                $  (2,155,049)   $     (77,000)      $  (2,232,049)
                                        =============    =============       =============

Earnings (loss) per common share        $       (0.02)                       $       (0.02)
                                        =============                        =============

Weighted average number of shares
  outstanding                              97,208,992                          101,208,992
                                        =============                        =============


                              ZKID NETWORK COMPANY
                        (FORMERLY E.KIDNETWORK.COM, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed consolidated balance sheet are as follows:

     (1) To reflect the acquisition of the MomsandDads.com website and the related assets and the allocation of the purchase price on the basis of the fair values of the assets acquired. The components of the purchase price and its allocation to the assets of the MomsandDads.com website are as follows:




              Components of purchase price:
                Common stock of the Company           $ 440,000
                                                     -----------

                Total purchase price                  $ 440,000
                                                     ===========

              Allocation of purchase price:

                Equipment                             $  55,000
                Customer list                           385,000
                                                     -----------

                Total allocated purchase price        $ 440,000
                                                     ===========

     (2) To reflect the amortization of the customer list using the straight line method of accounting over the estimated useful life of five years.





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